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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): October 8, 2002


                              THACKERAY CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        1-8254                                            04-2446697
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(Commission File Number)                    (I.R.S. Employer Identification No.)


                    509 MADISON AVENUE, NEW YORK, N.Y. 10017
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               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 759-3695
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events.


           The information set forth in the press release issued by Thackeray Corporation relating to actions being taken by the American Stock Exchange to de-list its common stock, attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.    Financial Statements and Exhibits.

           (c)       Exhibits.

           99.1      Press release of Thackeray Corporation dated
                     October 10, 2002.

















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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         THACKERAY CORPORATION

                                         By: /s/ Jules Ross
                                             ---------------------------------
                                             Name: Jules Ross
                                             Title: Vice-President,
                                                    Treasurer and Secretary

Date: October 10, 2002












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
                                  EXHIBIT INDEX

Item No.
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  99.1            Press release of Thackeray Corporation dated October 10, 2002.











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